Net results of financial transactions	12 Months Ended
Dec. 31, 2023
Net results of financial transactions
Net results of financial transactions

Note 4. Net results of financial transactions

Skr mn	2023	2022	2021
Derecognition of financial instruments not measured at fair value through profit or loss:
Financial assets at amortized cost	9	9	33
Financial assets or liabilities at fair value through profit or loss:
Designated upon initial recognition (FVO)[1]	-2,024	2,004	-569
Mandatorily	2,057	-2,023	582
Financial instruments under fair value hedge accounting:
Net results of the hedging instrument	6,808	-7,976	-3,397
Net results of the hedged item	-6,831	8,064	3,409
Currency exchange-rate effects on all assets and liabilities excl. currency exchange-rate effects related to revaluation at fair value	2	-9	-2
Total net results of financial transactions	21	69	56